The Gabelli Asset Fund

                              First Quarter Report
                                 March 31, 1999

                                    * * * *

    Morningstar Rating(TM) of The Gabelli Asset Fund was 4 stars overall and for the three-year period ended 3/31/99 among 2947 domestic equity funds, and for the five and ten-year periods ended 3/31/99 among
               1810 and 743 domestic equity funds, respectively.



To Our Shareholders,

        The first quarter of 1999 was an up, then down, and then up again period for stocks. January's gains eroded in February as a much stronger than expected U.S. economy sparked inflationary concerns. Bonds declined, ultimately dragging stocks down with them. Then, in March, a favorable employment report coupled with positive comments on inflation from Federal Reserve Chairman Greenspan encouraged investors and, as a result, stocks and bonds rallied.

        The market advance continued to be uneven, strongly favoring large cap stocks over mid caps and small caps, and growth stocks over the value sector across the market capitalization spectrum. Mid cap and small cap indices closed the quarter with losses.

Investment Performance

        For the first quarter ended March 31, 1999, The Gabelli Asset Fund's (the "Fund") total return was 4.8%. The Standard & Poor's ("S&P") 500 Index had a total return of 5.0% while the Value Line Composite and Russell 2000 Indices declined 3.7% and 5.4%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 7.5% over the trailing twelve-month period. The S&P 500 rose 18.5% while the Value Line Composite and Russell 2000 declined 8.7% and 16.3%, respectively, over the same twelve-month period.

        For the ten-year period ended March 31, 1999, the Fund's total return averaged 15.4% annually versus average annual total returns of 19.0%, 13.0% and 11.5% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on March 3, 1986 through March 31, 1999, the Fund had a cumulative total return of 708.9%, which equates to an average annual total return of 17.3%.

--------------------------------------------------------------------------------
Past Performance Is No Guarantee Of Future Results. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.




INVESTMENT RESULTS (a)

------------------------------------------------------------------------

                                                                Quarter
                                                                1st       2nd        3rd        4th        Year
                                                                ---       ---        ---        ---        ----

1999:  Net Asset Value.....................................   $37.18       __         __         __         __
       Total Return........................................     4.8%       __         __         __         __
-------------------------------------------------------------------------------------------------------------------
1998:  Net Asset Value.....................................   $36.00     $36.41     $31.24     $35.47     $35.47
       Total Return........................................    13.0%       1.1%    (14.2)%      18.2%      15.9%
-------------------------------------------------------------------------------------------------------------------
1997:  Net Asset Value.....................................   $27.00     $31.45     $34.99     $31.85     $31.85
       Total Return........................................     2.2%      16.5%      11.3%       4.3%      38.1%
-------------------------------------------------------------------------------------------------------------------
1996:  Net Asset Value.....................................   $27.44     $28.09     $27.92     $26.42     $26.42
       Total Return........................................     6.6%       2.4%     (0.6)%       4.5%      13.4%
-------------------------------------------------------------------------------------------------------------------
1995:  Net Asset Value.....................................   $23.84     $25.10     $26.76     $25.75     $25.75
       Total Return........................................     7.3%       5.3%       6.6%       3.7%      24.9%
-------------------------------------------------------------------------------------------------------------------
1994:  Net Asset Value.....................................   $22.63     $22.36     $23.56     $22.21     $22.21
       Total Return........................................   (2.9)%     (1.2)%       5.4%     (1.2)%     (0.1)%
-------------------------------------------------------------------------------------------------------------------
1993:  Net Asset Value.....................................   $21.10     $22.10     $23.63     $23.30     $23.30
       Total Return........................................     6.1%       4.7%       6.9%       2.5%      21.8%
-------------------------------------------------------------------------------------------------------------------
1992:  Net Asset Value.....................................   $19.04     $18.91     $19.02     $19.88     $19.88
       Total Return........................................     6.0%     (0.7)%       0.6%       8.5%      14.9%
-------------------------------------------------------------------------------------------------------------------
1991:  Net Asset Value.....................................   $17.36     $17.36     $17.90     $17.96     $17.96
       Total Return........................................    11.1%       0.0%       3.1%       3.2%      18.1%
-------------------------------------------------------------------------------------------------------------------
1990:  Net Asset Value.....................................   $16.48     $16.81     $15.21     $15.63     $15.63
       Total Return........................................   (4.5)%       2.0%     (9.5)%       7.8%     (5.0)%
-------------------------------------------------------------------------------------------------------------------
1989:  Net Asset Value.....................................   $16.46     $18.01     $18.73     $17.26     $17.26
       Total Return........................................    12.0%       9.4%       4.0%     (1.0)%      26.2%
-------------------------------------------------------------------------------------------------------------------
1988:  Net Asset Value.....................................   $13.49     $14.62     $14.94     $14.69     $14.69
       Total Return........................................    14.4%       8.4%       2.2%       3.5%      31.1%
-------------------------------------------------------------------------------------------------------------------
1987:  Net Asset Value.....................................   $12.97     $13.93     $14.66     $12.61     $12.61
       Total Return........................................    19.6%       7.4%       5.2%    (14.0)%      16.2%
-------------------------------------------------------------------------------------------------------------------
1986:  Net Asset Value.....................................   $10.44     $11.21     $11.29     $11.28     $11.28
       Total Return........................................     4.4%(b)    7.4%       0.7%     (0.1)%      12.8%(b)
-------------------------------------------------------------------------------------------------------------------

   Average Annual Returns - March 31, 1999  (a)
   --------------------------------------------

  1   Year ..............................   7.5%
  5   Year ..............................  19.6%
  10  Year ..............................  15.4%
  Life of Fund (b) ......................  17.3%

                        Dividend History
-----------------------------------------------------------------
Payment (ex) Date       Rate Per Share         Reinvestment Price
-----------------       --------------         ------------------
December 28, 1998           $1.419                  $34.60
December 30, 1997           $4.610                  $31.73
December 31, 1996           $2.770                  $26.42
December 29, 1995           $2.000                  $25.75
December 30, 1994           $1.056                  $22.21
December 31, 1993           $0.921                  $23.30
December 31, 1992           $0.755                  $19.88
December 31, 1991           $0.505                  $17.96
December 31, 1990           $0.770                  $15.63
December 29, 1989           $1.278                  $17.26
December 30, 1988           $0.775                  $14.69
January 4, 1988             $0.834                  $12.07
March 9, 1987               $0.505                  $12.71


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.




                                       2


Why Did We Do So Well?

        With our small to mid cap value bias, how did we outperform our benchmark and the Russell 2000 and Value Line Composite Indices? The answer is simple. We buy high-quality companies run by shareholder sensitive managements at opportunistic prices. We benefit directly when corporate acquirers scoop up the bargains in our portfolio, and indirectly, when merger and acquisition activity alerts investors to value in our portfolio holdings' industry groups. To wit, take our investment in Aeroquip-Vickers, where we applaud Chairman Darryl Allen for agreeing to sell the company to Eaton Corp. at a price of $58 per share, 88.6% higher than our average investment cost of $30.75 on the 700,000 shares held. In the cable trenches, we also saw substantive gains in Tele-Communications Inc., TCI Ventures and MediaOne Group as deal activity helped surface values throughout the sector.

What We Do

        The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 13 years at The Gabelli Asset Fund and for over 22 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

[GRAPHIC]

        Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value ("PMV") estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

        Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-



                                       3


managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

The Economy and the Market--A Reversal of Fortunes?

        In 1998, the drivers of the market were declining interest rates and continued liquidity as opposed to corporate earnings. For the year, S&P 500 earnings rose a modest 2.0% and if calculated on a non-weighted basis, earnings were flat. However, the 30-year Treasury bond yield dropped nearly a full percentage point from its March 1998 high, resulting in a significant expansion of equities' price/earnings multiples and a 28.7% annual gain for the S&P 500.

        We are faced with a mirror image situation today. We believe S&P earnings can grow in the 8.0% to 10.0% range, a terrific showing compared to 1998. If interest rates hold relatively steady near current levels, the S&P 500's current lofty price/earnings multiple could be sustained and the market could advance in line with earnings gains. The less optimistic picture would be rising inflation, materially higher interest rates, rapidly contracting equity multiples and a meaningful correction in the S&P 500. At this stage, we think either scenario is plausible and will leave market forecasting to the Wall Street gurus.

American Consumers: Will The Engine of Global Economic Growth Continue Steaming Along?

        In our September 30, 1998 report, we pondered the impact of our "Four M's" (Market, McGwire, Monica and Meriwether) on the American consumer. Would the American consumer stop spending because of global economic turmoil, accentuated in the U.S. and global capital markets by John Meriwether (the head of ill-fated Long Term Capital Management), and the domestic political crisis spawned by President Clinton's relationship with Monica Lewinsky? Or, would the consumer be buoyed by rising capital markets resulting from a strong domestic economy along with the heroics of baseball slugger Mark McGwire and continue to help sustain economic momentum here and overseas. We favored the latter conclusion. In retrospect, the American consumer continued to be the engine driving global economic growth.

        Today, we still ask the same question. Will the American consumer continue to carry the rest of the world, or will the consumer eventually run low on confidence and/or the resources required to nourish the global economy? Put another way, can the U.S. continue to run enormous balance of payment deficits that provide hope and sustenance for the other economies of the world as they attempt to emerge from their economic malaise?

Reflation Versus Deflation

        Another critical economic and market question is whether domestic inflation will continue to be subdued. Thus far, deflationary pressures from abroad have kept inflation in check at home. A question to keep in mind though is how long will the "price dumping" of exports from Asian and Latin American



                                       4


nations continue? Oil has already spiked up. Asian and European economies are in the process of being reflated--the Japanese are essentially giving money away in an attempt to revive their moribund economy while Euroland is cutting interest rates in order to accelerate economic momentum. We also wonder how much longer productivity gains will continue to offset rising wages in fully employed America. We have our fingers crossed, but suspect that at some point, inflation may once again raise its ugly head and create a headwind for the American financial markets.

        We remain focused on values and individual investment opportunities. If one looks exclusively at the S&P 500, which is trading at more than 30 times trailing earnings, stocks would have to be characterized as richly valued. But in reality, the S&P 500 is a narrow gauge of the market, with the largest 25 component stocks having an enormous influence on the performance of the index. The same can be said about the Nasdaq Composite Index, which is driven by a relative handful of large technology stocks. However, there are many cheap stocks available, as reflected in the much more reasonable valuations of broader market indices. It is anyone's guess as to when the investing public will stop chasing the high priced market favorites and begin gravitating toward more realistically priced stocks. Nonetheless, we note that corporate buyers are out in force, searching for business bargains. As we have repeatedly stated over the past several years, quality companies trading at low valuations--the type of stocks we favor--should continue to attract corporate bargain hunters and provide a tailwind for our portfolio.


                          Flow of Funds ($ Billions)

Sources                                               1993      1994      1995       1996       1997      1998
-------                                               ----      ----      ----       ----       ----      ----
U.S. Deals                                           $ 234     $ 340     $ 511     $  652     $  919    $1,620
Stock Buybacks                                          37        46        99        176        181       207
Equity Mutual Funds (Net)                              130       119       128        222        232       159
Dividends                                              158       182       205        262        275       279
                                                     -----     -----     -----     ------     ------    ------
Total Sources:                                         558       688       943      1,312      1,607     2,265
                                                     -----     -----     -----     ------     ------    ------

Uses
----
IPOs                                                   103        62        82        115        118       108
U.S./International Equity Capital Flow
   U.S. Purchases of Non-U.S. Equities (net)            63        48        50         60         41       (25)
   International Purchases of U.S. Equities (net)       21         1        17         11         64       (22)
                                                     -----     -----     -----     ------     ------    -------

   Net Flow:                                            43        47        34         49        (23)       (3)
                                                     -----     -----     -----     ------     -------   -------

Total Uses:                                            146       109       116        164         95       105
                                                     -----     -----     -----     ------     ------    ------

Net Flow of Funds:                                   $ 413     $ 579     $ 827     $1,148     $1,513    $2,160
                                                     =====     =====     =====     ======     ======    ======

Sources:  Securities Data Corp, Investment Company Institute, Birinyi Associates.
(C) 1999 Gabelli Asset Management Inc.


                                       5


A Fly (or A Flyspeck) in the Merger and Acquisition Ointment?

        The accounting profession is once again meddling with the "deal" world. The pencil pushers have decided to take a hard look at "pooling of interest" accounting that minimizes the consequences on reported earnings of many corporate mergers by essentially allowing companies to merge at book value, thus eliminating goodwill charges. We suspect the rules will be changed within the next several years. In the short term, a change will likely ignite deal fervor. In the long run, we doubt it will restrain merger and acquisition activity for long, if at all. We recall that in the late 1960s and early 1970s, changes in the accounting standards for amortizing goodwill had a negative impact on reported net earnings for merging companies. In fact, that is what inspired us to begin focusing on EBITDA instead of net earnings in valuing stocks. By the time the accounting rules changes were on the books, the investment bankers and financial engineers had figured out how to thwart the new rules and deals continued to be transacted.

        We think the same thing will happen this time. By the time the accountants develop new rules for pooling of interest in mergers, smart money will have figured out how to circumvent the new rules and structure deals so that they still make economic sense. In fact, we may see mergers and acquisitions accelerate as companies scramble to get deals done before the rules change.

Rest in Peace

        During the first quarter, we bid a sad (tongue firmly planted in cheek) farewell to Aeroquip-Vickers, which passed on to Eaton Corp., and AirTouch Communications, which succumbed to a premium bid from Vodafone. We also mourn the impending demise of Hudson General to Lufthansa, Southwest Gas to Oneok or Southern Union, Frontier Corp. to Global Crossing and MediaOne to AT&T. Amongst our foreign friends, Olivetti is preparing the last rites as an independent company for Telecom Italia. We will miss these portfolio friends, but are comforted by their generous bequests to portfolio performance this quarter.

        A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of the Asset Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.




                                       6


                      FIRST QUARTER 1999 COMPLETED DEALS

                                       Number        Average Cost      Closing
Fund Holding                        of Shares (a)    Per Share (b)    Price (c)    Closing Date   %Return (d)
------------                        -------------    -------------    ---------    ------------   -----------
Hudson General Corp.                   40,000           $28.03         $76.00        3/19/99        171.19%
Fingerhut Companies Inc.              100,000            14.61          25.00        3/17/99          71.75
TCI Ventures Group                    640,000             7.63          28.00        3/10/99         266.88
TCI/Liberty Media Group               850,000            10.33          54.44        3/10/99         426.99
Tele-Communications Inc., Cl. A       470,000            14.29          67.88        3/10/99         375.15
First Brands Corp.                     10,000            13.09          40.13        1/28/99         206.53

--------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

Note:  See the Portfolio of Investments for a complete listing of holdings.

        Going forward, we expect accelerating deal activity from large companies using high price/earnings multiple stock as currency to buy smaller companies with much lower P/Es. This is accounting magic. If your stock is trading at 30 times earnings, you can pay a 100% premium for a smaller company trading at 10 times earnings and the transaction will still be accretive to earnings. This is before factoring in any potential cost savings from combining the two companies' operations. This price/earnings multiple arbitrage will be a deal too good for many savvy business buyers to pass up.

First Quarter Scorecard

        In addition to the aforementioned "Rest in Peace" companies, our big hits this quarter include Liberty Media Group, the former Tele-Communication Inc.'s ("TCI") cable programming subsidiary, now trading as a tracking stock of AT&T. Former TCI Chairman John Malone has been given free reign to put Liberty Media's $5.5 billion in cash to work, doing what he has always done best, investing in media companies. Our cable television ("CATV") holdings, United International Holdings, Cablevision Systems, Comcast and Time Warner also contributed handsomely to returns. Additionally, we received a performance boost from the recovery in our Latin American telecommunications and media investments, most notably Telecomunicacoes Brasileiras, Telefonos de Mexico and Grupo Televisa.

        Commodity oriented holdings such as Archer-Daniels-Midland and Corn Products International; capital goods investments such as Gerber Scientific and Federal-Mogul; aerospace component suppliers such as AMETEK and SPS Technologies; and energy positions such as PennzEnergy must be scored as portfolio errors this quarter. Funeral home and cemetery owner/operator Loewen Group, which turned down an attractive takeover offer from Service Corp. International two years ago and embarked on an ill-advised acquisition rampage, deserves Hall of Shame recognition for burying more investors than clients this quarter.



                                       7


Tuning in to Cable Values

        As aforementioned, our cable television holdings continued to contribute to portfolio returns. A flurry of smaller private acquisitions in the CATV industry, Adelphia's purchase of Century Communications and AT&T's bid for MediaOne, have resulted in the average transactional value of a cable subscriber (as measured by acquisition price) jumping from $2,500 to nearly $4,000 in the last year.

        Are these values economically justifiable? If you believe, as we do, that cable television will become the dominant Internet transmission pipeline and the most effective way for long distance telephone giants to enter the local telephone business, then today's cable values may look cheap compared to tomorrow's. An examination of AT&T's recent agreement with Time Warner provides an illustration. AT&T has agreed to pay Time Warner $1.50 per cable subscriber/per month for exclusive access to its cable network this year. Over the next five years, this price escalates to $6.00 per cable subscriber/per month. Theoretically, this adds $12 billion of economic value to Time Warner's cable television business five years hence! Despite the strong gains of recent years, if you plug these types of numbers into other large cable holdings such as Cablevision Systems and Comcast, these operators look dirt cheap at today's prices. We are not suggesting that AT&T will strike similar deals with these companies. However, AT&T is not the only company in the world seeking access to the cable television pipeline.

THE INTERNET--A REALITY THAT IS CHANGING OUR WORLD

        As the Internet becomes more firmly entrenched in our everyday lives, we would like to share with you a sampling of past technological advances that contributed to improved quality of life and productivity.


   INVENTION                          DATE          INVENTOR
   ---------                          ----          --------

   Internal Combustion Engine         1860          Jean Joseph Etienne Lenoir
   Stock Ticker                       1869          Thomas Edison
   Telephone                          1876          Alexander Graham Bell
   Incandescent Electric Lamp         1879          Thomas Edison
   Electric Motor                     1881          Thomas Edison
   Radio                              1895          Guglielmo Marconi
   Talking Motion Picture             1913          Thomas Edison
   Television                         1926          Philo Farnsworth
   Nylon                              1935          DuPont and Co.
   Internet                           1969          BBN Corp.

        Internet stocks have dominated the business and consumer headlines. There are two widely divergent schools of thought on Internet stocks. The bulls, led by a whole new category of investors (aggressive on-line day traders), seem to believe that even the most optimistic projections fall well short of accurately reflecting the true growth potential of Internet companies. Their approach seems to be one



                                       8


of discounting valuations because no price is too high to pay for a stock with a "dot.com" at the end of its name. Stodgy investment traditionalists, who were brought up believing that stock prices should have some rational relationship to current as well as future value, are, of course, appalled at the notion that any young company in even the most explosive growth industry should trade at 100 times revenues.

        We fall somewhere in between. We think some of the current Internet stars (and perhaps a few "garage stage" companies we do not even know about), will go on to become giant, highly profitable companies. At some point down the road, we may look back and realize that a few Internet companies would have been bargains at 200 times revenues. Unfortunately, we do not know which Internet companies will end up in the S&P 500 and which will end up on the market trash heap.

        So, we will continue to pass on the richly priced pure Internet plays. But, we hope to continue to profit from reasonably valued companies that can benefit from the growth of the Internet. In recent years, we have reaped tremendous gains from cable television stocks, which as we anticipated, have become legitimate Internet players. More recently, we added Reader's Digest to the portfolio--remember the company that publishes the wholesome little magazine your grandparents and parents loved. Reader's Digest as an Internet company? We will see. The company has aggressive new management, which has shed money losing and marginally profitable businesses. Management also has a new business plan to capitalize on its data bank of 140 million names concentrated in the 50 year old and over demographic, which controls 70% of America's net worth. Reader's Digest will be on the Internet, selling home improvement, health care, financial and religious products--the kind of products in demand by its customer base. Over the next five years, the company's goal is to increase revenues from $2.8 billion to $5.0 billion, and profits from $100 million to $500 million. We think new Chairman and CEO Thomas Ryder, an American Express veteran who knows a few things about leveraging sales to an existing customer base, may be able to meet these goals.

        Another favorite is Navistar, which has a 38% share of the medium sized trucking market. If e-commerce lives up to growth expectations, the demand for medium sized trucks to deliver smaller packages over a wider distribution network should increase. Navistar's balance sheet is now more stable, and over the last two years, earnings have exceeded consensus estimates. If e-commerce helps improve demand in the medium sized truck market that Navistar dominates, earnings may continue to surprise on the upside. There is also some potential takeover speculation with Sweden's Volvo reportedly on the prowl for an acquisition in the trucking industry.

Let'S Talk Stocks

        The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Aeroquip-Vickers Inc. (ANV - $57.3125 - NYSE) is a leading worldwide manufacturer and distributor of components and systems to industrial, automotive and aerospace markets. Aeroquip's products include pressure hoses, fittings, adapters, couplings, fluid connectors and precision molded and extruded plastic



                                       9


products. Vickers' products include hydraulic pumps, motors and cylinders, electric motors and drivers, electronic controls, filters, and fluid-evaluation products and services. Eaton Corp. (ETN - $71.50 - NYSE) completed its acquisition of Aeroquip in April for $2 billion, or $58 per share.

Aliant Communications Inc. (ALNT - $40.9375 - Nasdaq), headquartered in Lincoln, Nebraska, is a diversified communications company providing service and retail products to consumers, businesses, educational institutions and government agencies, as well as wholesale network services to other communications companies. Cellular subscribers at the end of the first quarter totaled 308,000, a 14% increase from the year earlier period. Landline access line growth, including competitive local exchange ("CLEC") operations, increased 5.7% from first quarter 1998 to 293,000 lines.

Allen Telecom Inc. (ALN - $6.0625 - NYSE) is a leading supplier to the worldwide two-way wireless communications industry. The company manufactures system expansion products, site management products and antennas. Frequency planning, system engineering services and software design programs are also developed and marketed through current and emerging wireless markets. ALN should be a beneficiary of the next generation technology for wireless communications, known as 3-G (for third generation). 3-G is a broadband technology that will provide wireless applications for data, Internet and video.

American Express Co. (AXP - $117.50 - NYSE) and its subsidiaries provide travel-related services, financial advisory services and international banking services worldwide. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, including travelers checks, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has focused AXP on its core charge card and investment management businesses. The company is expanding the competitive reach of its credit card operations which should benefit if the U.S. Department of Justice prevails in its antitrust suit against the Visa and MasterCard associations.

Atlantic Richfield Co. (ARCO) (ARC - $73.00 - NYSE) is the leading gasoline marketer on the U.S. west coast, with 1,760 retail sites spread across California, Arizona, Nevada, Oregon and Washington. Two refineries are operated in the region. ARCO has proven oil reserves of 2.8 billion barrels, mainly in Alaska. The company's proven gas reserves total 9.8 trillion cubic feet, but gas reserves of a further 15 trillion cubic feet, mainly in Southeast Asia, are unbooked. BP Amoco (BPA - $100.9375 - NYSE) has reached an agreement to combine with ARCO in an all-share transaction valuing ARCO at almost $27 billion. The deal will give BP Amoco the largest oil output of any non-state company.

AT&T Corp. (T - $79.8125 - NYSE), the world's second-largest telephone company, is a global provider of telecommunications services. Chairman Michael Armstrong is positioning the company to participate more dynamically in the growth of the telecommunications industry. AT&T has completed a merger with cable operator TCI and has announced a strategy to leverage cable assets with telephone services. The company recently bid for another cable operator, MediaOne Group (UMG - $63.50 - NYSE), endeavoring to become a major provider of high-speed Internet access via cable. The introduction of the



                                       10


Digital One rate for its wireless service has created momentum in its cellular and PCS segments with revenues growing more than 40%.

Cablevision Systems Corp. (CVC - $74.125 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, NY, Cablevision serves more than
3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden which includes the arena complex, the NY Knicks, the NY Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world famous Radio City Rockettes.

Coltec Industries Inc. (COT - $18.1875 - NYSE) manufactures a diversified range of engineered aerospace and industrial products. The aerospace division is a leading producer of landing gear systems, engine fuel controls, cockpit seating, turbine blades and fuel injectors for commercial and military aircraft. The industrial division manufactures seals, gaskets, packaging products and self-lubricating bearings. The B.F. Goodrich Co. (GR - $34.3125 - NYSE) is in the process of acquiring Coltec for $2.2 billion, or $20.125 per share.

Ferro Corp. (FOE - $24.75 - NYSE), established in 1919 and based in Cleveland, Ohio, is a leading producer of porcelain enamel frit, powder coating and plastic compounds. Ferro is being repositioned as a premier specialty chemical company, producing specialty materials for industry including coatings, colors, ceramics, chemicals and plastics. Ferro's major markets are building and renovation, major appliances, household furnishings, transportation, industrial products, packaging and leisure products.

Liberty Media Group (LMG'A - $52.625 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, and businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally branded entertainment networks such as Discovery Channel, USA, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses; international telephony and domestic wireless; plant and equipment manufacturers; and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $79.8125 - NYSE) and are now traded on the New York Stock Exchange.

MediaOne Group Inc. (UMG - $63.50 - NYSE) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of



                                       11


telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, MediaOne provides high quality cable television services. The company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology which improves traditional cable service and enables next-generation products and services. The Group's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television company recently agreed to be acquired by AT&T Corp. (T - $79.8125 - NYSE) for $54 billion.

Mirage Resorts Inc. (MIR - $21.25 - NYSE) owns and operates casino-based entertainment resorts primarily in Las Vegas and Laughlin, Nevada. These resorts include Bellagio, Golden Nugget, The Mirage, Treasure Island and the Golden Nugget Laughlin. The $1.6 billion Bellagio hotel-casino next to Caesars Palace was opened in October. The $600 million Beau Rivage is set to open in Biloxi, Mississippi. A resort is planned for Atlantic City.

Nortek Inc. (NTK - $24.75 - NYSE) is a leading international manufacturer and distributor of high-quality, competitively-priced building, remodeling and indoor environmental control products for the residential and commercial markets. The company's products include range hoods and other spot ventilation products, heating and air conditioning systems, wood and vinyl windows and doors, vinyl siding products, indoor air quality systems and specialty electronic products. In April, Nortek announced it had agreed to acquire three businesses from Caradon plc: Peachtree Doors and Windows, Thermal-Gard and Caradon Windows and Doors Canada.

Sybron Chemicals Inc. (SYC - $12.75 - AMEX), based in Birmingham, New Jersey, is an international developer, producer and marketer of specialty chemicals used primarily in textile wet processing, environmental, coating, adhesives, plastics and molded goods markets. The company operates three business segments: textile chemical specialties, polymer intermediates and environmental products and services. In 1998, the company acquired Ruco Polymer. Ruco participates in the fast growing powder coating and high-solids polyester markets.

Telephone & Data Systems Inc. (TDS - $56.375 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 3 million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $44.00 - AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $7.75 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close by the end of the year.



                                       12


Time Warner Inc. (TWX - $71.0625 - NYSE), with its 1996 acquisition of Turner Broadcasting System, became entrenched as the global leader in media and entertainment with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. The combined companies have almost $27 billion in revenues and $4.5 billion in EBITDA. Time Warner controls a host of powerful brands, such as Warner Brothers, CNN, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, the company is focused on reducing its debt (now approximately $11 billion) and simplifying its capital structure.

Minimum Initial Investment - $1,000

        The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

Proposals to Shareholders

        The Fund's Board of Trustees has asked shareholders to consider a proposal to amend the Fund's Declaration of Trust to permit the Fund to offer additional classes of shares, and a proposal to amend the Fund's investment policy with respect to options on securities that it holds or has the right to obtain. We believe that all of these proposals would benefit the shareholders, and we urge you to give them your careful consideration.

        For existing shareholders we intend to remain a no-load fund. At the same time, mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements for different classes of shares that are targeted to the needs of particular types of investors. Your Board of Trustees believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that approval of the proposal to permit the Fund to offer additional classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, approval of this proposal will not diminish the ability of existing and future shareholders to purchase and redeem shares at net asset value.

        The second proposal relates to the use of options. If approved, the Fund would be allowed to sell "covered" call options and to purchase put options in securities, currencies or other assets owned by the Fund. Among other benefits, this should enable the Fund to generate additional premium income which would serve to enhance the Fund's total return and to protect against any anticipated declines in the value of its assets.



                                       13


Internet

        You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

        We are pleased with our competitive returns versus the growth oriented S&P 500 and superior returns relative to broader market indices and most of our value peers. We believe the S&P 500, where valuations have been growing much faster than earnings, is vulnerable at current levels. However, we are continuing to find what we view as great values in an otherwise reasonably priced stock market.

        The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

                                          Sincerely,

                                          /s/ MARIO J. GABELLI

                                          Mario J. Gabelli, CFA
                                          Portfolio Manager and
                                          Chief Investment Officer

April 30, 1999



                               Top Ten Holdings
                                March 31, 1999
                                --------------

             Time Warner Inc.                  AT&T Corp.
             Liberty Media Group               American Express Co.
             Cablevision Systems Corp.         MediaOne Group Inc.
             Telephone & Data Systems          USA Networks Inc.
             Aeroquip-Vickers Inc.             Viacom Inc.


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.


                                       14


THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     Market
  Shares                                             Value
  ------                                             ------
              COMMON STOCKS--95.9%
              Aerospace--0.7%
    170,000   Boeing Co. .....................   $    5,801,250
    100,000   Northrop Grumman Corp. .........        5,987,500
                                                 --------------
                                                     11,788,750
                                                 --------------
              Agriculture--0.5%
     20,000   Agribrands International
                Inc. .........................          657,500
    500,000   Archer-Daniels-Midland Co. .....        7,343,750
     10,000   Monsanto Co. ...................          459,375
      5,000   Pioneer Hi-Bred International
                Inc. .........................          188,125
                                                 --------------
                                                      8,648,750
                                                 --------------
              Automotive--0.7%
    140,000   General Motors Corp. ...........       12,162,500
                                                 --------------
              Automotive: Parts and Accessories--3.4%
     25,000   Borg-Warner Automotive Inc. ....        1,195,313
    205,809   Dana Corp. .....................        7,820,742
    120,000   Federal-Mogul Corp. ............        5,160,000
    620,000   GenCorp Inc. ...................       11,160,000
    265,000   Genuine Parts Co. ..............        7,635,313
    115,000   Johnson Controls Inc. ..........        7,173,125
    300,000   Modine Manufacturing Co. .......        8,418,750
    200,000   Standard Motor Products Inc. ...        4,137,500
     60,000   Superior Industries
                International Inc. ...........        1,395,000
    100,000   TransPro Inc. ..................          431,250
     90,000   Wynn's International Inc. ......        1,569,375
                                                 --------------
                                                     56,096,368
                                                 --------------
              Aviation: Parts and
                Services--0.9%
     10,000   Be Aerospace Inc.+..............          147,500
    340,000   Coltec Industries Inc.+.........        6,183,750
    181,000   Curtiss-Wright Corp. ...........        5,622,313
     60,000   Fairchild Corp., Cl. A..........          611,250
     60,000   Hi-Shear Industries Inc. .......          153,750
     72,000   Precision Castparts Corp. ......        2,898,000
                                                 --------------
                                                     15,616,563
                                                 --------------
              Broadcasting--4.3%
     65,000   CBS Corp. ......................        2,660,938
    460,613   Chris-Craft Industries Inc. ....       21,015,452
     71,638   Chris-Craft Industries Inc., Cl.
                B (a).........................        3,268,462
     10,900   Gray Communications Systems
                Inc. .........................          181,213
    183,300   Gray Communications Systems
                Inc., Cl. B...................        2,451,638
    175,000   Grupo Televisa SA, GDR+.........        5,490,625
      3,000   Infinity Broadcasting Corp. ....           77,250
    132,400   Liberty Corp. ..................        6,942,725
    115,000   Paxson Communications Corp., Cl.
                A+............................          984,688
    400,000   Television Broadcasting Ltd. ...        1,458,159
    247,500   United Television Inc. .........       25,740,000
                                                 --------------
                                                     70,271,150
                                                 --------------
              Building and Construction--0.3%
    175,000   Nortek Inc.+....................   $    4,331,250
      4,333   Nortek Inc., Special Common
                (a)...........................          107,242
                                                 --------------
                                                      4,438,492
                                                 --------------
              Business Services--0.9%
     45,000   Avis Rent A Car Inc.+...........        1,245,938
     54,100   Berlitz International Inc.,
                New+..........................        1,224,013
    225,000   Cendant Corp. ..................        3,543,750
     13,000   Dollar Thrifty Automotive Group
                Inc.+.........................          224,250
    100,000   Ecolab Inc. ....................        3,550,000
     23,046   Hach Co.........................          262,148
     16,546   Hach Co., Cl. A.................          136,505
     20,000   Hertz Corp. ....................        1,070,000
     66,500   Landauer Inc. ..................        1,604,313
    200,000   Nashua Corp.+...................        2,300,000
                                                 --------------
                                                     15,160,917
                                                 --------------
              Cable--5.7%
    732,000   Cablevision Systems Corp., Cl.
                A+............................       54,259,500
     40,000   Comcast Corp., Cl. A............        2,460,000
    540,000   MediaOne Group Inc. ............       34,290,000
     70,000   Shaw Communications Inc., Cl.
                B.............................        2,251,395
     10,000   United International Holdings
                Inc., Cl. A+..................          435,000
                                                 --------------
                                                     93,695,895
                                                 --------------
              Closed-End Funds--0.1%
     84,000   Royce Value Trust Inc. .........          950,250
                                                 --------------
              Communications Equipment--0.6%
    275,000   Allen Telecom Inc.+.............        1,667,188
     45,000   Motorola Inc. ..................        3,296,250
     43,000   Northern Telecom Ltd. ..........        2,671,375
     20,000   RELTEC Corp. ...................          588,750
     50,000   Xylan Corp. ....................        1,840,625
                                                 --------------
                                                     10,064,188
                                                 --------------
              Computer Software and Services--0.0%
     11,000   PLATINUM Technology
                International Inc.+...........          280,500
                                                 --------------
              Consumer Products--4.0%
     10,000   Avon Products Inc. .............          470,625
    607,000   Carter-Wallace Inc. ............       11,001,875
      2,750   Christian Dior SA...............          353,297
    190,000   Church & Dwight Co. Inc. .......        7,742,500
     15,000   Department 56 Inc.+.............          456,563
     35,000   Eastman Kodak Co. ..............        2,235,625
    260,000   Fortune Brands Inc. ............       10,058,750
    230,000   Gallaher Group plc, ADR.........        5,405,000
    160,000   General Cigar Holdings Inc. ....        1,490,000
     93,356   General Cigar Holdings Inc., Cl.
                B+ (a)........................          869,378
     76,000   Gillette Co. ...................        4,517,250
     40,000   Harley Davidson Inc. ...........        2,300,000


                                       15


The Gabelli Asset Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                     Market
  Shares                                             Value
  ------                                             ------
              COMMON STOCKS (Continued)
              CONSUMER PRODUCTS (CONTINUED)
     10,000   Mattel Inc. ....................   $      248,750
     22,000   National Presto Industries
                Inc. .........................          779,625
      5,000   Nike Inc., Cl. B................          288,438
     25,000   Nine West Group Inc. ...........          617,188
     80,000   Philip Morris Companies Inc. ...        2,815,000
    505,000   Ralston Purina Group............       13,477,189
     41,700   Syratech Corp.+.................          667,200
                                                 --------------
                                                     65,794,253
                                                 --------------
              Consumer Services--0.4%
    400,000   Loewen Group Inc. ..............          725,000
    370,000   Rollins Inc. ...................        6,220,625
                                                 --------------
                                                      6,945,625
                                                 --------------
              Diversified Industrial--3.1%
     10,000   Anixter International Inc.+.....          119,375
     10,000   Cooper Industries Inc. .........          426,250
    270,000   Crane Co. ......................        6,530,625
    205,000   GATX Corp. .....................        6,752,189
     12,000   General Electric Co. ...........        1,327,500
    118,000   Honeywell Inc. .................        8,945,875
    190,000   ITT Industries Inc. ............        6,721,250
    145,000   Katy Industries Inc. ...........        1,885,000
     13,000   Kyocera Corp., ADR..............          684,125
    350,000   Lamson & Sessions Co.+..........        1,728,125
    270,000   Lawter International Inc. ......        1,890,000
     46,062   Myers Industries Inc. ..........          973,060
     68,000   National Service Industries
                Inc. .........................        2,316,250
      8,000   Pentair Inc. ...................          270,000
    200,000   Tenneco Inc. ...................        5,587,500
    125,000   Thomas Industries Inc. .........        2,343,750
     15,000   TI Group plc....................           97,506
     80,000   Trinity Industries Inc. ........        2,350,000
                                                 --------------
                                                     50,948,380
                                                 --------------
              Electronics--0.4%
     15,000   Advanced Micro Devices Inc......          232,500
      3,000   Hitachi Ltd., ADR...............          218,250
     10,000   Imation Corp.+..................          165,000
    900,000   Oak Technology Inc.+............        2,756,250
     10,000   Sony Corp., ADR.................          913,125
    130,000   UCAR International Inc. ........        1,836,250
                                                 --------------
                                                      6,121,375
                                                 --------------
              Energy and Utilities--3.4%
     10,000   AGL Resources Inc. .............          175,625
    100,000   Atlantic Richfield Co. .........        7,300,000
     45,000   BP Amoco plc, ADR...............        4,542,189
     38,000   Brown (Tom) Inc. ...............          460,750
     30,000   Chevron Corp. ..................        2,653,125
    250,412   Citizens Utilities Co., Cl. B...        1,940,693
    153,000   Eastern Enterprises.............        5,565,375
     15,000   Energy East Corp. ..............          788,439
     60,000   Enron Oil & Gas Co. ............          997,500
    170,000   Exxon Corp. ....................       11,995,625
     30,000   Global Marine Inc. .............          352,500
     40,000   Halliburton Co. ................        1,540,000
     40,000   Niagara Mohawk Power Corp. .....          537,500
    250,000   PennzEnergy Co. ................        2,625,000
    180,000   Pennzoil-Quaker State Co. ......        2,227,500
    325,000   Southwest Gas Corp. ............        8,937,500
     55,000   Texaco Inc. ....................        3,121,250
                                                 --------------
                                                     55,760,571
                                                 --------------
              Entertainment--13.8%
    230,000   Ascent Entertainment Group
                Inc. .........................        2,515,625
     19,406   EMI Group plc...................          138,518
    100,000   EMI Group plc, ADR..............        1,387,500
     19,000   Fisher Companies Inc. ..........        1,102,000
     10,000   Florida Panthers Holdings
                Inc.+.........................           77,500
     38,000   Fox Entertainment Group Inc. ...        1,030,750
    150,000   GC Companies Inc.+..............        4,715,625
      3,000   King World Productions Inc.+....           91,688
  1,180,000   Liberty Media Group, Cl. A......       62,097,500
     25,000   Spelling Entertainment Group
                Inc. .........................          218,750
  1,050,000   Time Warner Inc. ...............       74,615,626
     11,000   Todd-AO Corp., Cl. A............           86,625
    900,000   USA Networks Inc.+..............       32,231,250
    360,000   Viacom Inc., Cl. A+.............       29,992,500
    200,000   Viacom Inc., Cl. B+.............       16,787,500
                                                 --------------
                                                    227,088,957
                                                 --------------
              Environmental Services--0.0%
     30,000   EnviroSource Inc. ..............           75,000
                                                 --------------
              Equipment and Supplies--11.4%
    700,000   Aeroquip-Vickers Inc. ..........       40,118,750
    300,000   AMETEK Inc. ....................        5,475,000
    150,000   AMP Inc. .......................        8,053,125
     98,000   Amphenol Corp., Cl. A+..........        3,748,500
     85,000   Caterpillar Inc. ...............        3,904,688
    110,000   CLARCOR Inc. ...................        1,876,875
    260,000   CTS Corp. ......................       12,853,750
    410,000   Deere & Co. ....................       15,836,250
    230,000   Donaldson Co. Inc. .............        4,140,000
     10,000   EG&G Inc. ......................          263,750
     10,000   Fedders Corp. ..................           50,625
    120,000   Flowserve Corp. ................        1,867,500
    166,300   Gerber Scientific Inc. .........        3,357,181
    315,000   Hussmann International Inc. ....        4,626,563
    445,000   IDEX Corp. .....................       10,485,313
     60,000   Ingersoll-Rand Co. .............        2,977,500
    200,000   Kollmorgen Corp. ...............        2,500,000
     88,000   Lufkin Industries Inc. .........        1,457,500
     27,000   Manitowoc Co. Inc. .............        1,130,625
    180,000   Mark IV Industries Inc. ........        2,351,250
    100,000   Materials Sciences Corp.+.......          637,500


                                       16

The Gabelli Asset Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                     Market
  Shares                                             Value
  ------                                             ------
              COMMON STOCKS (Continued)
              Equipment and Supplies
                (Continued)
     30,000   Met-Pro Corp. ..................   $      330,000
    365,000   Navistar International Corp.+...       14,668,438
     20,000   PACCAR Inc. ....................          823,750
    291,000   Pittway Corp. ..................        7,638,750
    310,000   Pittway Corp., Cl. A............        8,215,000
     97,355   Sequa Corp., Cl. A+.............        4,892,089
     96,000   Sequa Corp., Cl. B+.............        6,504,000
    173,000   SPS Technologies Inc.+..........        6,790,250
    300,000   US Filter Corp. ................        9,187,500
     30,000   Valmont Industries Inc. ........          416,250
    100,000   Watts Industries Inc., Cl. A....        1,356,250
    120,000   Weir Group plc..................          477,421
                                                 --------------
                                                    189,011,943
                                                 --------------
              Financial Services--6.2%
          1   Al-Zar Ltd.+ (a)................              350
      3,570   Alleghany Corp.+................          656,434
     90,000   American Bankers Insurance Group
                Inc. .........................        4,680,000
    304,000   American Express Co. ...........       35,720,000
     50,000   Argonaut Group Inc. ............        1,284,375
        220   Berkshire Hathaway Inc.+........       15,708,000
    130,000   Block (H&R) Inc. ...............        6,158,750
     80,000   Commerzbank AG, ADR.............        2,340,000
    150,000   Deutsche Bank AG, ADR...........        7,612,500
    172,000   Lehman Brothers Holdings
                Inc. .........................       10,277,000
      7,000   Leucadia National Corp. ........          211,750
     20,000   Mellon Bank Corp. ..............        1,407,500
     10,000   Merrill Lynch & Co..............          884,375
     15,917   Metris Companies Inc. ..........          642,646
    255,000   Midland Co. ....................        6,151,875
      2,000   MONY Group Inc..................           49,747
     50,000   Paine Webber Group Inc. ........        1,993,750
     30,000   Pioneer Group Inc. .............          444,375
     43,000   State Street Corp. .............        3,534,060
     20,000   SunTrust Banks Inc. ............        1,245,000
     23,882   Transamerica Corp. .............        1,695,622
      8,000   Value Line Inc. ................          276,500
     10,000   Waddell & Reed Financial Inc.,
                Cl. A.........................          205,000
                                                 --------------
                                                    103,179,609
                                                 --------------
              Food and Beverage--6.8%
     50,000   Bestfoods Inc. .................        2,350,000
     76,300   Brown-Forman Corp., Cl. A.......        4,120,200
     90,000   Chock Full o'Nuts Corp.+........          495,000
     45,000   Coca-Cola Co. ..................        2,761,875
     60,000   Corn Products International
                Inc...........................        1,436,250
     42,000   Diageo plc, ADR.................        1,921,500
      4,500   Farmer Brothers Co. ............          913,500
    105,000   General Mills Inc. .............        7,934,063
     60,000   Heinz (H.J.) Co. ...............        2,842,500
     48,000   Hershey Foods Corp. ............        2,688,000
     15,000   Keebler Foods Co.+..............          547,500
    240,000   Kellogg Co. ....................        8,115,000
     30,000   LVHM Moet Hennessy Louis
                Vuitton, ADR..................        1,473,750
    410,000   PepsiCo Inc. ...................       16,066,875
    300,000   Quaker Oats Co. ................       18,768,750
     50,000   Ralcorp Holdings Inc.+..........          950,000
    300,000   Seagram Co......................       15,000,000
    133,490   Tootsie Roll Industries Inc. ...        6,148,886
    600,000   Whitman Corp. ..................       10,312,500
     80,000   Wrigley (Wm.) Jr. Co. ..........        7,235,000
                                                 --------------
                                                    112,081,149
                                                 --------------
              Health Care--2.8%
     24,000   Amgen Inc. .....................        1,796,997
     18,000   Biogen Inc.+....................        2,057,625
     40,000   Chiron Corp.+...................          877,500
    100,000   Genentech Inc.+.................        8,862,500
     10,000   Glaxo Wellcome plc..............          669,375
    100,000   IVAX Corp. .....................        1,181,250
     65,000   Johnson & Johnson...............        6,089,688
    110,000   Merck & Co. Inc. ...............        8,820,625
     98,000   Pfizer Inc. ....................       13,597,500
     25,000   SmithKline Beecham plc..........        1,787,500
                                                 --------------
                                                     45,740,560
                                                 --------------
              Hotels and Gaming--1.7%
    195,000   Circus Circus Enterprises
                Inc.+.........................        3,424,688
    325,000   Gaylord Entertainment Co., Cl.
                A.............................        7,881,250
     30,000   GTECH Holdings Corp.+...........          731,250
     12,000   Harrah's Entertainment Inc.+....          228,750
    360,000   Hilton Hotels Corp. ............        5,062,500
    203,389   Ladbroke Group plc..............          929,824
    300,000   Mirage Resorts Inc.+............        6,375,000
    360,000   Park Place Entertainment
                Corp.+........................        2,722,500
     40,000   Starwood Hotels & Resorts
                Worldwide Inc. ...............        1,142,500
     60,000   Trump Hotels & Casino Resorts
                Inc.+.........................          240,000
                                                 --------------
                                                     28,738,262
                                                 --------------
              Metals and Mining--0.2%
     30,000   Barrick Gold Corp. .............          511,875
    100,000   Echo Bay Mines Ltd.+............          168,750
     45,000   Homestake Mining Co. ...........          388,125
     65,000   Newmont Mining Corp. ...........        1,137,500
    360,000   Pegasus Gold Inc.+..............            7,200
     22,500   Placer Dome Inc. ...............          251,719
    250,000   Royal Oak Mines Inc.+...........           22,500
     40,000   TVX Gold Inc.+..................           50,000
                                                 --------------
                                                      2,537,669
                                                 --------------

                                       17

The Gabelli Asset Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                     Market
  Shares                                             Value
  ------                                             ------
              COMMON STOCKS (Continued)
              Paper and Forest Products--0.7%
    180,000   Greif Bros. Corp., Cl. A........   $    3,960,000
    312,000   St. Joe Corp. ..................        7,566,000
                                                 --------------
                                                     11,526,000
                                                 --------------
              Publishing--3.1%
     70,000   American Media Inc., Cl. A+.....          385,000
      8,000   Central Newspapers Inc., Cl.
                A.............................          249,000
     50,000   Dow Jones & Co. Inc. ...........        2,359,375
     38,000   Harcourt General Inc. ..........        1,683,875
     53,600   McClatchy Newspapers Inc., Cl.
                A.............................        1,798,950
    150,000   McGraw-Hill Companies Inc. .....        8,175,000
    325,000   Media General Inc., Cl. A.......       15,112,500
     85,000   Meredith Corp. .................        2,672,188
    140,000   New York Times Co., Cl. A.......        3,990,000
     15,000   News Corp. Ltd., ADR............          442,500
    325,000   Penton Media Inc. ..............        7,312,500
      2,500   Pulitzer Inc. ..................          101,094
    134,000   Reader's Digest Association
                Inc., Cl. B...................        3,685,000
  1,650,000   Seat-Pagine Gialle SpA..........        1,934,366
      6,000   Scripps (E.W.) Co., Cl. A.......          265,500
    105,000   Thomas Nelson Inc. .............        1,050,000
                                                 --------------
                                                     51,216,848
                                                 --------------
              Real Estate--0.5%
    400,000   Catellus Development Corp.+.....        5,350,000
     48,000   Florida East Coast Industries
                Inc. .........................        1,437,000
     70,000   Griffin Land & Nurseries
                Inc.+.........................          647,500
                                                 --------------
                                                      7,434,500
                                                 --------------
              Retail--1.9%
     41,000   Aaron Rents Inc. ...............          640,625
     20,000   Aaron Rents Inc., Cl. A.........          232,500
    190,000   Burlington Coat Factory
                Warehouse Corp. ..............        2,232,497
     50,000   Coldwater Creek Inc.+...........          575,000
     35,000   CVS Corp. ......................        1,662,500
     70,000   Kroger Co.+.....................        4,191,250
    150,000   Lillian Vernon Corp. ...........        1,800,000
     50,000   Midas Inc.......................        1,668,750
    580,000   Neiman Marcus Group Inc.+.......       13,122,500
    400,000   Republic Industries Inc.+.......        4,950,000
    202,500   Scheib (Earl) Inc.+.............        1,012,500
                                                 --------------
                                                     32,088,122
                                                 --------------
              Satellite--0.5%
    220,000   COMSAT Corp. ...................        6,366,250
    100,000   Globalstar Telecommunications
                Ltd. .........................        1,387,500
                                                 --------------
                                                      7,753,750
                                                 --------------
              Specialty Chemicals--0.9%
     20,000   Dexter Corp. ...................          630,000
    410,000   Ferro Corp. ....................       10,147,500
      5,000   General Chemical Group Inc. ....           65,625
     75,000   Morton International Inc. ......        2,756,250
     95,000   Sybron Chemicals Inc. ..........        1,211,250
                                                 --------------
                                                     14,810,625
                                                 --------------
              Telecommunications--9.5%
    120,000   Aliant Communications Inc. .....        4,912,500
      5,000   Allegiance Telecom Inc. ........          125,000
     55,000   Alltel Corp. ...................        3,430,625
    450,000   AT&T Corp. .....................       35,915,625
    210,000   BCE Inc. .......................        9,305,623
     37,500   BCT. Telus Communications
                Inc. .........................          919,176
     22,500   BCT. Telus Communications Inc.,
                ADR...........................          551,504
      7,500   BCT. Telus Communications Inc.,
                Cl. A ADR.....................          177,622
     12,500   BCT. Telus Communications Inc.,
                Cl. A.........................          296,039
     35,000   BellSouth Corp. ................        1,402,188
    130,000   Cable & Wireless plc, ADR.......        4,801,875
    325,665   Commonwealth Telephone
                Enterprises Inc.+.............       11,988,543
     31,500   Commonwealth Telephone
                Enterprises Inc., Cl. B+......        1,134,000
     65,000   Embratel Participacoes SA+......        1,084,688
    110,000   Frontier Corp. .................        5,706,250
    155,000   GTE Corp. ......................        9,377,500
     32,000   Hong Kong Telecommunications
                Ltd., ADR.....................          626,000
    400,000   RCN Corp. ......................       13,425,000
     10,000   Rogers Communications Inc., Cl.
                B+............................          181,517
    421,600   Rogers Communications Inc., Cl.
                B, ADR+.......................        7,641,500
    230,000   SBC Communications Inc. ........       10,838,750
    100,000   Sprint Corp. ...................        9,812,500
     13,500   Tele Centro Sul Participacoes
                SA+...........................          623,531
    500,000   Telecom Italia SpA..............        5,316,063
    120,000   Telecom Italia SpA, ADR.........       12,525,000
     67,500   Telecomunicacoes Brasileiras SA,
                ADR...........................            9,492
     15,000   Telefonica de Espana, ADR.......        1,916,250
     10,000   Telefonos de Mexico SA, Cl. L,
                ADR...........................          655,000
     67,500   Tele Norte Leste Participacoes
                SA+...........................        1,037,813
     67,500   Telesp Participacoes SA.........        1,392,188
      8,000   US West Inc.+...................          440,500
                                                 --------------
                                                    157,569,862
                                                 --------------


                                       18

The Gabelli Asset Fund
Portfolio of Investments (Continued) -- March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                     Market
  Shares                                             Value
  ------                                             ------
              Common Stocks (Continued)
              Transportation--0.6%
    130,000   AMR Corp.+......................   $    7,613,125
      3,000   Burlington Northern Santa Fe
                Corp. ........................           98,625
     35,000   CSX Corp. ......................        1,362,813
     10,000   Kansas City Southern Industries
                Inc. .........................          570,000
      2,000   Providence & Worcester Railroad
                Co. ..........................           22,250
      1,000   RailAmerica Inc.+...............            8,750
      3,000   Wisconsin Central Transportation
                Corp.+........................           39,750
                                                 --------------
                                                      9,715,313
                                                 --------------
              Wireless Communications--5.9%
     22,000   AirTouch Communications Inc.+...        2,125,750
     85,000   Associated Group Inc., Cl. A+...        4,212,813
     40,000   Associated Group Inc., Cl. B+...        1,940,000
    400,000   Century Telephone Enterprises
                Inc. .........................       28,100,000
      4,000   Leap Wireless International
                Inc.+.........................           51,500
     55,000   NEXTEL Communications Inc., Cl.
                A+............................        2,014,375
     75,000   Rogers Cantel Mobile
                Communications Inc.+..........        1,354,688
     45,000   Sprint Corp. (PCS Group)........        1,994,063
      6,750   Tele Celular Sul Participacoes
                SA............................          129,094
     22,500   Tele Centro Oeste Celular
                Participacoes SA..............           82,969
  1,800,000   Telecom Italia Mobile SpA.......       12,116,733
      1,350   Tele Leste Celular Participacoes
                SA............................           43,200
      3,375   Telemig Celular Participacoes
                SA+...........................           88,383
      3,375   Tele Nordeste Celular
                Participacoes SA..............           75,094
      1,350   Tele Norte Celular Participacoes
                SA+...........................           40,163
    750,000   Telephone & Data Systems
                Inc. .........................       42,281,250
     27,000   Telesp Celular Participacoes
                SA+...........................          565,313
     13,500   Tele Sudeste Celular
                Participacoes SA+.............          273,375
                                                 --------------
                                                     97,488,763
                                                 --------------
              TOTAL COMMON STOCKS.............    1,582,801,459
                                                 --------------
              PREFERRED STOCKS--0.2%
              Metals and Mining--0.0%
     10,000   Freeport-McMoRan Inc.,
                7.00% Conv. Pfd...............          158,750
                                                 --------------
              Satellite--0.0%
     20,000   Loral Space & Communications
                Ltd.+.........................          288,750
                                                 --------------
              Telecommunications--0.2%
     35,000   Sprint Corp., 8.25% Conv. Pfd...        2,555,000
  1,588,267   Telecomunicacoes de Sao Paulo SA
                (Telesp), Preference Shares...          194,945
  1,588,267   Telecomunicacoes de Sao Paulo SA
                (Telesp), Preference Shares,
                Cl. B.........................           59,271
                                                 --------------
                                                      2,809,216
                                                 --------------
              TOTAL PREFERRED STOCKS..........        3,256,716
                                                 --------------
              CORPORATE BONDS--0.1%
              Entertainment--0.1%
 2,300,000   Viacom Inc., Sub. Deb.
                8.00%, 07/07/06...............        2,392,000
                                                 --------------
              U.S. GOVERNMENT OBLIGATIONS--3.8%
 62,859,000   U.S. Treasury Bills, 4.47% to
                4.94%++,
                due 04/22/99 to 06/24/99......       62,481,532
                                                 --------------
              TOTAL INVESTMENTS--100.0% (Cost
                $868,343,724).................    1,650,931,707
              Other Assets and
                Liabilities (Net)--0.0%.......           25,884
                                                 --------------
              NET ASSETS--100.0% (44,401,191
                shares outstanding)...........   $1,650,957,591
                                                 ==============
              NET ASSET VALUE,
                Offering and Redemption Price
                Per Share.....................           $37.18
                                                         ======

                                      Settlement  Net Unrealized
                                         Date      Depreciation
                                      ----------  --------------
FORWARD FOREIGN
EXCHANGE CONTRACTS
12,982,079(b) Deliver Hong Kong Dollars          05/24/99    $    (3,197)
                in exchange for
                USD $1,673,197

------------------------------

(a)  Security fair valued as determined by the Board of Trustees.
(b)  Principal amount denoted in Hong Kong Dollars.
  +  Non-income producing security.
 ++  Represents annualized yield at date of purchase.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.
USD--U.S. Dollars.

                                       19


        The Gabelli Asset Fund
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118
        Http://Www.Gabelli.Com
       E-Mail: Info@Gabelli.Com
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

              Board of Trustees
Mario J. Gabelli, CFA         Karl Otto Pohl
Chairman and Chief            Former President
Investment Officer            Deutsche Bundesbank
Gabelli Asset Management
  Inc.

Felix J. Christiana           Anthony R. Pustorino
Former Senior Vice President  Certified Public Accountant
Dollar Dry Dock Savings Bank  Professor, Pace University
Anthony J. Colavita           Anthonie C. van Ekris
Attorney-at-Law               Managing Director
Anthony J. Colavita, P.C.     BALMAC International, Inc.

James P. Conn                 Salvatore J. Zizza
Former Chief Investment       Chairman
  Officer                     The Bethlehem Corp.
Financial Security Assurance
Holdings Ltd.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

        Officers and Portfolio Managers
Mario J. Gabelli, CFA         Bruce N. Alpert
Portfolio Manager             President and Treasurer

James E. McKee
Secretary

              Distributor
        Gabelli & Company, Inc.

Custodian, Transfer Agent and Dividend
                 Agent
  State Street Bank and Trust Company

             Legal Counsel
 Skadden, Arps, Slate, Meagher & Flom
                  LLP

---------------------------------------
This report is submitted for the
general information of the shareholders
of The Gabelli Asset Fund. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective
prospectus.
---------------------------------------

                                [PHOTO]

The
Gabelli
Asset
Fund

FIRST QUARTER REPORT
      MARCH 31, 1999